EPIPHANY FFV GLOBAL ECOLOGIC FUND

Class A shares: EPEAX

Class C shares: EPECX

Class N shares: EPENX

a series of

Epiphany Funds

106 Decker Court, Suite 226

Irving, Texas 75062

Supplement dated March 28, 2014 to the Fund’s Class A and C Share Prospectus, Class N Share Prospectus, Summary Prospectus and Statement of Additional Information, each dated March 1, 2014

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Effective immediately, the purchase of shares of the Epiphany FFV Global Ecologic Fund (the “Fund”) is suspended. This Fund will be liquidated on April 28, 2014.  However, shares are eligible for exchange into another Epiphany Fund.

Accordingly, the prospectus has been amended:

References to Epiphany FFV Global Ecologic Fund.  All references to the Fund in the prospectus and SAI are deleted effective as of April 28, 2014.

Suspension of Sales.  Effective immediately, the Fund will no longer accept orders to buy shares of the Fund from any new investors or existing shareholders.

After March 28, 2014 and prior to April 28, 2014, you may 1) exchange your shares in the Fund for shares of any other Epiphany Fund, at the respective Epiphany Fund’s current asset value per share; or 2) redeem your investment in the Fund, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR SHARES OF THE FUND PRIOR TO APRIL 28, 2014 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1‐800‐320‐2185.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 1, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1‐ 800‐320‐2185.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE